UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2009

Date of Report (Date of earliest event reported)

FEI COMPANY

(Exact name of registrant as specified in its charter)

000-22780

Commission File Number

Oregon	93-0621989
(State or other jurisdiction of incorporation or organization)	(IRS Employer File Number)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

503-726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

FEI Company (the “Company”) is filing this Current Report on Form 8-K (the “8-K”) to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 20, 2009 (the “10-K”), for the adoption of Financial Accounting Standards Board (“FASB”) Staff Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”). FSP APB 14-1 requires the issuer of convertible debt instruments with cash settlement features to account for the debt component separately from the equity component (or conversion option) in a manner that reflects the issuer’s nonconvertible debt borrowing rate. FSP APB 14-1 applies to the Company’s $150.0 million principal amount of Zero Coupon Convertible Subordinated Notes that were retired in the second quarter of 2008. FSP APB 14-1 requires retrospective application and early adoption was not permitted. The retrospective application of FSP APB 14-1 affects the Company’s financial information for the years 2004, 2005, 2006, 2007 and 2008 as reflected in Exhibit 99.1 to this 8-K.

The following components of the 10-K are being adjusted retrospectively to reflect the adoption of FSP APB 14-1 and are included as an exhibit to this 8-K and incorporated herein by reference:

•	Item 6- Selected Financial Data;

•	Item 7- Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8- Financial Statements and Supplementary Data.

Only the components identified above are being revised by this 8-K. Information in the 10-K is generally stated as of December 31, 2008 and this 8-K does not update the disclosure in the 10-K that may have been affected by subsequent events. Consequently, this 8-K should be read in conjunction with the 10-K and the Company’s subsequent filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended April 5, 2009 and July 5, 2009, filed with the SEC on May 7, 2009 and August 6, 2009, respectively (collectively, the “10-Qs”) and the Company’s Periodic Reports on From 8-K as filed with the SEC from time to time. Such subsequent filings contain important information about events and developments regarding the Company that have occurred since the filing of the 10-K. The Company has previously adjusted the unaudited interim condensed consolidated financial statements for periods covered by the 10-Qs to reflect the retrospective application of FSP APB 14-1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche, LLP

99.1	As adjusted Part II, Item 6-Selected Financial Data; As adjusted Part II, Item 7- Management’s Discussion and Analysis of Financial Condition and Results of Operations; As adjusted Part II, Item 8- Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEI COMPANY

Dated: October 8, 2009	/s/ RAYMOND A. LINK
Raymond A. Link
Executive Vice President and Chief Financial Officer

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